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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): March 1, 2004
                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     333-104283                13-3291626
      (State or Other          (Commission File Number)      (I.R.S. Employer
Jurisdiction Incorporation)                               Identification Number)

                 ----------------------------------------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 2. Acquisition Or Disposition Of Assets

     On March 2, 2004, a single series of certificates, entitled Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-HQ3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-five classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class Q Certificates," the "Class S Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 89 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on March 1, 2004 (the "Cut-off Date"), an aggregate principal balance of $1,324,982,421 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

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     The Class A-1 Certificates have an initial Certificate Balance of
$113,860,000.00. The Class A-2 Certificates have an initial Certificate Balance of $319,750,000.00. The Class A-3 Certificates have an initial Certificate Balance of $145,475,000.00. The Class A-4 Certificates have an initial Certificate Balance of $547,150,000.00. The Class B Certificates have an initial Certificate Balance of $16,562,000.00. The Class C Certificates have an initial Certificate Balance of $16,562,000.00. The Class D Certificates have an initial Certificate Balance of $13,250,000.00. The Class E Certificates have an initial Certificate Balance of $19,875,000.00. The Class F Certificates have an initial Certificate Balance of $13,250,000.00. The Class G Certificates have an initial Certificate Balance of $16,562,000.00. The Class H Certificates have an initial Certificate Balance of $16,562,000.00. The Class X-1 Certificates have an initial Notional Amount of $1,324,982,421.11. The Class X-2 Certificates have an initial Notional Amount of $1,258,818,000.00. The Class J Certificates have an initial Certificate Balance of $11,594,000.00. The Class K Certificates have an initial Certificate Balance of $23,187,000.00. The Class L Certificates have an initial Certificate Balance of $6,625,000.00. The Class M Certificates have an initial Certificate Balance of $6,625,000.00. The Class N Certificates have an initial Certificate Balance of $6,625,000.00. The Class O Certificates have an initial Certificate Balance of $4,968,000.00. The Class P Certificates have an initial Certificate Balance of $3,313,000.00. The Class Q Certificates have an initial Certificate Balance of $3,312,684.79. . The Class S Certificates have an initial Certificate Balance of $19,874,736.32. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a) Financial Statements of Business Acquired
            Not applicable.

            (b) Pro Forma Financial Information
            Not applicable.

            (c) Exhibits.

                 Exhibit No.
                 of Item 601 of
Exhibit No.      Regulation S-K     Description
-----------      --------------     -----------
4.1              4                  Pooling and Servicing Agreement dated as of
                                    March 1, 2004, among Morgan Stanley Capital
                                    I Inc. as depositor, Wells Fargo Bank,
                                    National Association as master servicer,
                                    GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National
                                    Association, as trustee, and ABN AMRO Bank
                                    N.V., as fiscal agent.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 1, 2004

MORGAN STANLEY CAPITAL I INC.

By:      /s/ Andrew Berman
    -----------------------------------
    Name:  Andrew Berman
    Title: Executive Director








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